SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 24, 2007
Crown Crafts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction of	(Commission File Number)	IRS Employer
incorporation)		Identification Number)

916 South Burnside Avenue, Gonzales, LA		70737
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (225) 647-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events .
     On December 24, 2007, Crown Crafts, Inc. issued a press release regarding the final purchase price for Springs Global US, Inc.’s infant and toddler product line. A copy of that press release is attached hereto as Exhibit 99.1.
Item 9.01.     Financial Statements and Exhibits .
     (d)     Exhibits

99.1	Press Release dated December 24, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.
Date: December 26, 2007	/s/ E. Randall Chestnut
E. Randall Chestnut
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release dated December 24, 2007